                                                                                                   Exhibit 10.1
                                                                                                                                                                                                                                                                  CONFIDENTIAL TREATMENT
Supplemental Agreement No. 54

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 Aircraft (the Aircraft)

THIS SUPPLEMENTAL AGREEMENT, entered into as of July 17, 2007, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

WHEREAS, Buyer has agreed to the following changes to the Contract Delivery Month of certain four (4) Block T-W-2a Firm Aircraft (Four Firm Aircraft):

Was                                       New
***                                       ***

and;

WHEREAS, Buyer has agreed to exercise certain twenty-five (25) Option Aircraft into Firm Aircraft (Block T-W-2 Aircraft) scheduled for delivery in the Contract Delivery Month as follows (Twenty-Five Firm Aircraft):

*** Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A.  No.  1810                             SA-54-1
K/SWA

Was - Option                                                 New - Firm
***                                       ***

and;

WHEREAS,***;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.  The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2.	Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto and is incorporated into the Agreement by this reference.

3.	Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto and is incorporated into the Agreement by this reference.

4.       Letter Agreement No. 6-1162-JMG-669R7 entitled *** is replaced and superseded by Letter Agreement No. 6-1162-JMG-669R8 attached hereto.

5.      All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of four hundred (400) Model 737-7H4 Aircraft, eighty-six (86) Model 737-7H4 Option Aircraft and fifty-four (54) Model 737-7H4 Purchase Right Aircraft, to the extent such reference is not specifically addressed herein.

Upon execution of this Supplemental Agreement on or before July 31, 2007, Boeing will return to Buyer *** which are advance payments for the Four Firm Aircraft paid by Buyer less advance payments due on the Twenty-Five Firm Aircraft.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Nobuko Wiles	By:/s/ Laura Wright

Its: Attorney-In-Fact	Its:SVP Finance & CFO

P.A.  No.  1810                             SA-54-2
K/SWA

TABLE OF CONTENTS

		Page	SA
		Number	Number

ARTICLES

1.	Subject Matter of Sale	1-1	SA-13

2.	Delivery, Title and Risk of Loss	2-1	SA-28

3.	Price of Aircraft	3-1	SA-47

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1	SA-1

8.	Federal Aviation Requirements and Certificates and Export License	8-1

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities:
	Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1

15.	Miscellaneous	15-1

P.A.  No.  1810                                                                                                  i                                                                                                        SA-54
K/SWA

TABLE OF CONTENTS CON'T

SA
Number

TABLE

1.	Aircraft Information Table	SA-54

2.	Option Aircraft Information Table	SA-54

EXHIBITS

A	Aircraft Configuration	SA-47

B	Product Assurance Document	SA-1

C	Customer Support Document

D	Price Adjustments Due to Economic Fluctuations - Aircraft

E	Buyer Furnished Equipment
Provisions Document

F	Defined Terms Document

               LETTER AGREEMENTS

1810-1	Waiver of Aircraft Demonstration Flight

P.A.  No.  1810                                                                                                  ii                                                                                                        SA-54
K/SWA

TABLE OF CONTENTS CON'T

SA
Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2	Promotional Support	SA-13

6-1162-RLL-933R20	Option Aircraft	SA-47

6-1162-RLL-934R3	Disclosure of Confidential Information	SA-14

6-1162-RLL-935R1	Performance Guarantees	SA-1

6-1162-NIW-890	***-	SA-39

6-1162-RLL-936R4	Certain Contractual Matters	SA-4

6-1162-RLL-937	Alternate Advance Payment Schedule

6-1162-RLL-938	***

6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1

6-1162-RLL-940R1	Training Matters	SA-1

6-1162-RLL-941R2	Other Matters	SA-13

6-1162-RLL-942	Open Configuration Matters

6-1162-RLL-943R1	Substitution Rights	SA-6

6-1162-RLL-944	***

6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn

6-1162-RLL-1855R3	Additional Contractual Matters	SA-4

6-1162-RLL-1856	***	SA-1

6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1

6-1162-RLL-1858R1	Escalation Matters	SA-4

P.A.  No.  1810                                                                                                 iii                                                                                                         SA-54
K/SWA

TABLE OF CONTENTS CON'T

SA
Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1

6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1

6-1162-RLL-2073	Maintenance Training Matters	SA-1

6-1162-KJJ-054R1	Business Matters

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-KJJ-058	Additional Substitution Rights	SA-13

6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14

6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21

6-1162-JMG-669R8	***	SA-54

6-1162-JMG-747R1	***	SA-36

6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32

6-1162-NIW-606R1	***	SA-36

6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35

6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39

6-1162-NIW-1142	***	SA-43

6-1162-NIW-1369	***	SA-46

P.A.  No.  1810                                                                                                  iv                                                                                                        SA-54
K/SWA

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table
	Base Aircraft Price	Special Features	Aircraft Basic Price	Base Year Dollars
Block A, B, C, D & E Aircraft	***	***	***	July 1992
Block F & G Aircraft	***	***	***	July 1992
Block H Aircraft	***	***	***	July 1992
Block I Aircraft	***	***	***	July 1992
Block J Aircraft	***	***	***	July 1992
Block K Aircraft	***	***	***	July 1992
Block K-W Aircraft	***	***	***	July 1992
Block L Aircraft	***	***	***	July 1992
Block T Aircraft	***	***	***	July 1999
Block T-W Aircraft	***	***	***	July 1999
Block T-W-1 / T-W-1a Aircraft	***	***	***	July 1999
Block T-W-2 / T-W-2a Aircraft	***	***	***	July 1999

Block K-W Aircraft: Block K airplanes with production winglets installation
Block T-W Aircraft: Block T airplanes with production winglets installation
Block T-W-1 / T-W-1a Aircraft: Firm Aircraft contracted to deliver from May 1, 2006 through June 2008 at the signing of SA-47 -- (T-W-1a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)
Block T-W-2 / T-W-2a Aircraft: U-W-1 Option Aircraft which becomes Firm Aircraft after signing of SA-47 and
Firm Aircaft contracted to deliver in July 2008 and on at the signing of SA47 --
(T-W-2a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)

SWA                                                                                                              Page 1                                                                                                   SA-54

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table
			Escalation Estimate
Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P	Serial Number
Dec-2000	2	E	***
Jan-2001	1	E	***
Feb-2001	1	E	***
Mar-2001	2	E	***
Jun-2001	3	E	***
Sep-2001	3	E	***
Oct-1998	1	F	***
Nov-1998	2	F	***
Dec-1998	2	F	***
Mar-1999	2	G	***
Jun-1999	2	H	***
Jul-1999	1	H	***
Aug-1999	1	H	***
Sep-1999	2	H	***
Oct-1999	1	H	***
Mar-2000	1	H	***
Apr-2000	2	H	***
Sep-2000	1	H	***
Oct-2000	2	H	***
Mar-2001	2	H	***
Apr-2001	1	H	***
Oct-2001	3	H	***
Nov-2001	2	I	***
Dec-2001	1	I	***
Jan-2002	1	I	***
Mar-2002	4	I	***
Apr-2002	2	I	***
Dec-2002	2	I	***
May-2003	1	I	***
Jun-2003	2	I	***
Jul-2003	1	I	***
Aug-2003	1	I	***
Sep-2003	3	I	***
Nov-2002	1	J	***
Dec-2002	1	J	***
Nov-2003	2	J	***
Dec-2003	2	J	***
Mar-2004	1	J	***
Mar-2004	1	K	***
Apr-2004	3	K	***
May-2004	1	K	***
Jun-2004	2	K	***
Jul-2004	2	K	***
Sep-2004	1	K-W	***

SWA                                                                                                              Page 2                                                                                                   SA-54

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table
Oct-2004	4	K-W	***
Oct-1999	1	L	***
Nov-1999	2	L	***
Dec-1999	1	L	***
Jun-2000	3	L	***
Jul-2000	3	L	***
Sep-2000	1	L	***
Oct-2000	1	L	***
Nov-2000	4	L	***
Dec-2000	1	L	***
Jan-2001	1	L	***
Feb-2001	1	L	***
Jul-2001	1	L	***
Sep-2001	1	L	***
Oct-2001	1	L	***
Mar-2003	2	L	***
Jul-2003	1	L	***
Aug-2003	2	L	***
Nov-2001	1	T	***
Feb-2002	1	T	***
Jan-2004	2	T	***
Feb-2004	1	T	***
Apr-2004	3	T	***
May-2004	1	T	***
Jun-2004	6	T	***
Jul-2004	2	T	***
Aug-2004	6	T-W	***
Sep-2004	4	T-W	***
Oct-2004	0	T-W	***
Nov-2004	3	T-W	***
Dec-2004	3	T-W	***
Jan-2005	5	T-W	***
Feb-2005	3	T-W	***
Mar-2005	4	T-W	***
Apr-2005	4	T-W	***
May-2005	2	T-W	***
Jun-2005	4	T-W	***
Jul-2005	2	T-W	***
Aug-2005	2	T-W	***
Sep-2005	3	T-W	***
Oct-2005	2	T-W	***
Nov-2005	2	T-W	***
Dec-2005	1	T-W	***
Jan-2006	1	T-W	***
Feb-2006	4	T-W	***
Mar-2006	3	T-W	***
Apr-2006	2	T-W	***
May-2006	5	T-W-1	***

SWA                                                                                                              Page 3                                                                                                   SA-54

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table
Jun-2006	5	T-W-1	***
Jul-2006	3	T-W-1	***
Aug-2006	3	T-W-1	***
Sep-2006	3	T-W-1	***
Oct-2006	1	T-W-1	***
Nov-2006	2	T-W-1	***
Dec-2006	2	T-W-1	***
Jan-2007	2	T-W-1	***
Feb-2007	3	T-W-1	***
Mar-2007	2	T-W-1	***
Apr-2007	3	T-W-1	***
May-2007	3	T-W-1	***
Jun-2007	2	T-W-1	***
Jun-2007	1	T-W-1a	***	36528
Jul-2007	2	T-W-1	***
Jul-2007	1	T-W-1a	***	36610
Aug-2007	2	T-W-1	***
Aug-2007	3	T-W-1a	***	36611, 36632 & 36633
Sep-2007	2	T-W-1	***
Sep-2007	1	T-W-1a	***	36612
Oct-2007	2	T-W-1	***
Oct-2007	1	T-W-1a	***	36613
Nov-2007	2	T-W-1	***
Nov-2007	1	T-W-1a	***	36614
Dec-2007	2	T-W-1	***
Dec-2007	1	T-W-1a	***	36615
Jan-2008	1	T-W-1	***
Jan-2008	2	T-W-1a	***	36616 & 36617
Jan-2008	1	T-W-2	***	36887
Feb-2008	1	T-W-1	***
Feb-2008	3	T-W-1a	***	36618, 36619 & 36620
Mar-2008	1	T-W-1	***
Mar-2008	2	T-W-1a	***	36621 & 36622
Mar-2008	1	T-W-2	***	36888
Apr-2008	1	T-W-1	***
Apr-2008	2	T-W-1a	***	36623 & 36624
May-2008	1	T-W-1	***
May-2008	2	T-W-1a	***	36625 & 36626
Jun-2008	1	T-W-1	***
Jun-2008	2	T-W-1a	***	36627 & 36628
Jul-2008	2	T-W-2a	***
Jul-2008	2	T-W-2	***	36889 & 36890
Aug-2008	1	T-W-2	***	36891
Oct-2008	1	T-W-2a	***
Nov-2008	1	T-W-2a	***
Dec-2008	1	T-W-2a	***
Jan-2009	1	T-W-2a	***
Feb-2009	2	T-W-2a	***

SWA                                                                                                              Page 4                                                                                                   SA-54

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table
Mar-2009	2	T-W-2a	***
Apr-2009	2	T-W-2a	***
May-2009	2	T-W-2a	***
Jun-2009	2	T-W-2a	***
Jul-2009	2	T-W-2a	***
Aug-2009	1	T-W-2a	***
Sep-2009	1	T-W-2a	***
Oct-2009	1	T-W-2a	***
Nov-2009	1	T-W-2a	***
Dec-2009	1	T-W-2a	***
Jan-2010	1	T-W-2a	***
Feb-2010	1	T-W-2a	***
Mar-2010	1	T-W-2a	***
Apr-2010	1	T-W-2a	***
May-2010	1	T-W-2a	***
Jun-2010	1	T-W-2a	***
Jul-2010	1	T-W-2a	***
Aug-2010	1	T-W-2a	***
Sep-2010	1	T-W-2a	***
Oct-2010	1	T-W-2a	***
Jan-2011	1	T-W-2a	***
Feb-2011	1	T-W-2a	***
Mar-2011	1	T-W-2a	***
Apr-2011	1	T-W-2a	***
May-2011	1	T-W-2a	***
Jun-2011	1	T-W-2a	***
Jul-2011	1	T-W-2a	***
Aug-2011	1	T-W-2a	***
Sep-2011	1	T-W-2a	***
Oct-2011	1	T-W-2a	***
Jan-2012	1	T-W-2a	***
Feb-2012	1	T-W-2a	***
Mar-2012	1	T-W-2a	***
Apr-2012	1	T-W-2a	***
May-2012	1	T-W-2a	***
Jun-2012	1	T-W-2a	***
Jul-2012	1	T-W-2a	***
Aug-2012	1	T-W-2a	***
Sep-2012	1	T-W-2a	***
Oct-2012	1	T-W-2a	***
Jan-2013	2	T-W-2a	***
Feb-2013	1	T-W-2a	***
Mar-2013	1	T-W-2a	***
Mar-2013	1	T-W-2	***
Apr-2013	1	T-W-2	***
May-2013	1	T-W-2	***
Jun-2013	2	T-W-2	***
Jul-2013	1	T-W-2	***

SWA                                                                                                              Page 5                                                                                                   SA-54

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table
Aug-2013	2	T-W-2	***
Sep-2013	2	T-W-2	***
Oct-2013	2	T-W-2	***
Nov-2013	1	T-W-2	***
Dec-2013	2	T-W-2	***
Jan-2014	1	T-W-2	***
Feb-2014	1	T-W-2	***
Mar-2014	1	T-W-2	***
Apr-2014	1	T-W-2	***
May-2014	1	T-W-2	***
Jun-2014	1	T-W-2	***
Jul-2014	1	T-W-2	***
Aug-2014	1	T-W-2	***
Sep-2014	1	T-W-2	***
Oct-2014	1	T-W-2	***

SWA                                                                                                              Page 6                                                                                                   SA-54

Table 2 to Purchase Agreement No. 1810
(Letter Agreement No. 6-1162-RLL-933R20)
Option Aircraft Information Table
Price Description of Option Aircraft:
	Base Aircraft Price	Special Features	Aircraft Basic Price	Base Year Dollars
Block U Option Aircraft	***	***	***	July 1999
(without Winglets)
Block U-W Option Aircraft	***	***	***	July 1999
(with Winglets)
Block U-W-1 Option Aircraft	***	***	***	July 1999

Delivery of Purchase Right Aircraft:		Quantity	54
Delivery Period of Purchase Right Aircraft:		Complete delivery not later than Dec. 31, 2014
Condition of Offer for Purchase Right Aircraft:		Subject to Available Position

Remaining Option Aircraft:		86

SWA                                                                                                              Page 1                                                                                                   SA-54

Table 2 to Purchase Agreement No. 1810
(Letter Agreement No. 6-1162-RLL-933R20)
Option Aircraft Information Table

Aircraft	Number of	Option	Adv Payment Base
Delivery	Option	Aircraft	Price Per
Mo. & Yr.	Aircraft	Block	Option Aircraft	Option Exercise
Apr-2009	2	U-W-1	***	December 3, 2007
May-2009	1	U-W-1	***	January 1, 2008
Jun-2009	1	U-W-1	***	February 1, 2008
Jul-2009	2	U-W-1	***	March 3, 2008
Aug-2009	1	U-W-1	***	April 1, 2008
Oct-2009	1	U-W-1	***	June 2, 2008
Nov-2009	1	U-W-1	***	July 1, 2008
Dec-2009	1	U-W-1	***	August 1, 2008
Jan-2010	1	U-W-1	***	September 1, 2008
Feb-2010	1	U-W-1	***	October 1, 2008
Mar-2010	1	U-W-1	***	November 3, 2008
Apr-2010	1	U-W-1	***	December 1, 2008
May-2010	2	U-W-1	***	January 1, 2009
Jun-2010	3	U-W-1	***	February 2, 2009
Jul-2010	2	U-W-1	***	March 2, 2009
Aug-2010	2	U-W-1	***	April 1, 2009
Sep-2010	2	U-W-1	***	May 1, 2009
Oct-2010	3	U-W-1	***	June 1, 2009
Nov-2010	3	U-W-1	***	July 1, 2009
Dec-2010	3	U-W-1	***	August 3, 2009
Jan-2011	1	U-W-1	***	September 1, 2009
Feb-2011	2	U-W-1	***	October 1, 2009
Mar-2011	1	U-W-1	***	November 2, 2009
Apr-2011	1	U-W-1	***	December 1, 2009
May-2011	2	U-W-1	***	January 1, 2010
Jun-2011	2	U-W-1	***	February 1, 2010
Jul-2011	2	U-W-1	***	March 1, 2010
Aug-2011	2	U-W-1	***	April 1, 2010
Sep-2011	2	U-W-1	***	May 3, 2010
Oct-2011	2	U-W-1	***	June 1, 2010
Nov-2011	3	U-W-1	***	July 1, 2010
Dec-2011	2	U-W-1	***	August 2, 2010
Jan-2012	3	U-W-1	***	September 1, 2010
Feb-2012	3	U-W-1	***	October 1, 2010
Mar-2012	2	U-W-1	***	November 1, 2010
Apr-2012	3	U-W-1	***	December 1, 2010
May-2012	3	U-W-1	***	January 3, 2011
Jun-2012	3	U-W-1	***	February 1, 2011
Jul-2012	2	U-W-1	***	March 1, 2011
Aug-2012	2	U-W-1	***	April 1, 2011
Sep-2012	2	U-W-1	***	May 2, 2011
Oct-2012	2	U-W-1	***	June 1, 2011
Nov-2012	3	U-W-1	***	July 1, 2011
Dec-2012	2	U-W-1	***	August 1, 2011
Total	86

SWA                                                                                                              Page 2                                                                                                   SA-54

                                                                                                                                                            The Boeing Company
                                                                                                                                                                P.O. Box 3707
                                                                                                                                                                Seattle, WA 98124-220

6-1162-JMG-669R8

Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:	***

This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737 aircraft:
1) ***
2) ***
All terms used and not defined herein will have the same meaning as in the Agreement.
1.           ***
2.           ***
3.           ***
4.           ***
5.           ***
6.           ***
7.           ***
8.           ***
9.           ***
10.         ***
11.         ***
12.         ***
13.         ***
14.         ***

15.           Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

P.A.  No.  1810                                                                                                                                                                                                           SA-54
K/SWA

Southwest Airlines Co.
6-1162-JMG-669R8

Very truly yours,

THE BOEING COMPANY

By: /s/ Nobuko Wiles

Its: Attorney-In-Fact

ACCEPTED AND AGREED TO this

date: July 17, 2007

SOUTHWEST AIRLINES CO.

By:/s/ Scott Topping

Its:VP Treasurer

P.A.  No.  1810                                                                                                                                                                                                           SA-54
K/SWA

Southwest Airlines Co.
Attachment A to 6-1162-JMG-669R8
***

P.A.  No.  1810                                                                                                                                                                                                           SA-54
K/SWA

Southwest Airlines Co.
Attachment B to 6-1162-JMG-669R8

***

P.A.  No.  1810                                                                                                                                                                                                           SA-54
K/SWA

Southwest Airlines Co.
Attachment C to 6-1162-JMG-669R8
3400MK3098

Southwest Airlines Co.                                                                                                                                                         Project ID:                                       48667
                                                                                                                                                                                        Change No.                           3400MK3098
                                                                                                                                                                                        Dated:                                  July 16, 2007

Model:	737-300/-500

Project Title:	AVIONICS UPGRADE - SECOND FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) AND INSTALLATION AND ACTIVATION OF DUAL GLOBAL POSITIONING SYSTEM SENSOR (GPSS) - PHASE I

Description of Change:
BACKGROUND:
This effort shall be accomplished in two phases:
 Phase I - Second FMC installation and installation and activation of dual GPSS. No Required Navigation Performance Special Aircraft and Aircrew Authorization Required (RNP/SAAAR) capability will be provided during this phase.

Phase II - Installation of Large Area Displays with activation of RNP/SAAAR.

Each phase will be independently accomplished with a FAA certification and Service Bulletin at the completion of each phase.

PHASE I REQUIREMENTS

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

A. REVIEW SOUTHWEST AIRLINES (SWA) SUPPLEMENTAL TYPE CERTIFICATES (STCs) TO DETERMINE ACCEPTABILITY FOR REFERENCE UNDER BOEING TYPE DESIGN

1.0 CUSTOMER INFORMATION

1.1 Contracting Party: Southwest Airlines (SWA)

1.2 Requesting Party: Boeing Technical Services & Modifications Avionics Business Unit

2.0 PROJECT BACKGROUND

Southwest Airlines (SWA) is interested in implementing RNP/SAAAR and make the flight-instrument panel look like the 737-NG for their 737 fleet.

3.0 STATEMENT OF WORK

3.1 Boeing will review customer provided data on LRU locations, installed by STCs in order to avoid any conflict or interference with the Boeing design.

3.2 Boeing Deliverables to Customer:
The deliverables from this effort will be any findings that will affect the implementation of the enclosed work-statement.  The findings will be communicated to the customer, Southwest Airlines.

3.3 Customer is responsible for delivery of all data on LRU locations installed by STCs that may impact the areas of change.  Also, the Customer will be responsible for the re-certification of any impacted STC as a result of the modification installations.

P.A.  No.  1810                                                                                                                                                                                                           SA-54
K/SWA

Southwest Airlines Co.
Attachment C to 6-1162-JMG-669R8
3400MK3098

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B. NAVIGATION - DUAL FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - INSTALLATION

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EQUIPMENT NOTES:

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PREREQUISITE NOTES

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ASSUMPTIONS NOTES

:***

C. FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - GPS ENABLE - FEATURE ACTIVATION

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PREREQUISITE NOTES

***

ASSUMPTIONS NOTES:

***

D. DUAL GPSS – ROCKWELL COLLINS GPSS P/N 822-2189-001 – INSTALLATION

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EQUIPMENT NOTES:

***

PREREQUISITE NOTES:

***

ASSUMPTIONS NOTES:

**

*E. PROGRAM INTEGRATED AIRPLANE TEST, VALIDATION, & CERTIFICATION

***

REMOTE CERTIFICATION NOTES:

***

P.A.  No.  1810                                                                                                                                                                                                           SA-54
K/SWA

Southwest Airlines Co.
Attachment C to 6-1162-JMG-669R8
3400MK3098

Special Notes:
Additional feature activation requires separate projects.

Additional Project Estimating Notes:

The following projects are listed to help with estimating this project.

TECHNICAL SERVICES AGREEMENT - REVIEW SOUTHWEST AIRLINES (SWA) SUPPLEMENTAL TYPE CERTIFICATES (STCs) TO DETERMINE ACCEPTABILITY FOR REFERENCE UNDER BOEING TYPE DESIGN (ref PID-26454)

NAVIGATION - DUAL FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - LEAN GLOBAL ENTERPRISE - INSTALLATION SUPPORTING RNAV & RNAV (GPS) OPERATIONAL CAPABILITY (ref PID-43332)

FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - GPS ENABLE - FEATURE ACTIVATION (PID- 47210)

DUAL GNSSU - HONEYWELL KGS 200 - INSTALLATION – CERTIFICATION (PID- 43333)

LARGE AREA DISPLAY SYSTEM - SMITHS INDUSTRIES - INSTALLATION OF BFE SMART DISPLAY UNITS (DUAL CHANNEL) ON NON-EFIS AIRPLANES, INTEGRATED STANDBY FLIGHT DISPLAY (ISFD) (ref PID-26496)

FLIGHT MANAGEMENT COMPUTER SYSTEM - (RNP/SAAAR, GLS CAT I & IAN) - IMPLEMENTATION AND CERTIFICATION (ref PID-26501)

PROGRAM INTEGRATED AIRPLANE TEST, VALIDATION, & CERTIFICATION (ref PID-26529)

Material/Equipment List:

Similar To                      Part Number                                                         CAT              Part Qty                                Part Description                                                      Supplier Name
S242A600-1001	BFE	1	CDU
10-62225-003	BFE	1	FMC
TBD	BFE	1	WXR Control Panel
822-2189-001	BFE	2	GNS 4000S
822-2033-001	BFE	2	GNS ANTENNA
69-73713-17	BFE	1	Mode Select Panel
69-37399-12	BFE	2	IRS MASTER CAUTION UNIT

P.A.  No.  1810                                                                                                                                                                                                           SA-54
K/SWA

Southwest Airlines Co.
Attachment C to 6-1162-JMG-669R8
3461MK3017

Southwest Airlines Co.                                                                                                                                                                                                              Project ID:                                                   48668
                                                                                      Change No:                                    3100MK3017
                                                                                       Dated:                                             July 16, 2007

Model:                      737-300/-500

Project Title:      AVIONICS UPGRADE - INSTALL LARGE AREA DISPLAY SYSTEM (LADS) AND ACTIVATION OF REQUIRED NAVIGATION PERFORMANCE SPECIAL AIRCRAFT AND AIRCREW AUTHORIZATION REQUIRED (RNP/SAAAR) - PHASE II

Description of Change:
BACKGROUND:
This effort shall be accomplished in two phases:
Phase I - Second FMC installation and installation and activation of dual GNSS. No Required Navigation Performance Special Aircraft and Aircrew Authorization Required (RNP/SAAAR) capability will be provided during this phase.

Phase II - Installation of Large Area Displays with activation of RNP/SAAAR.

Each phase will be independently accomplished with a FAA certification and Service Bulletin at the completion of each phase.

PHASE II REQUIREMENTS
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A. REVIEW SOUTHWEST AIRLINES (SWA) SUPPLEMENTAL TYPE CERTIFICATES (STCs) TO DETERMINE ACCEPTABILITY FOR REFERENCE UNDER BOEING TYPE DESIGN

1.0 CUSTOMER INFORMATION

1.1 Contracting Party: Southwest Airlines (SWA)

1.2 Requesting Party: Boeing Technical Services & Modifications Avionics Business Unit

2.0 PROJECT BACKGROUND

Southwest Airlines (SWA) has requested a proposal to upgrade their 737-300/-500 fleet   to include GPS (RNAV) and RNP/SAAR capability. The changes requested include an upgrade to the Flight Deck with a Large Area Display System (LADS) that will be similar to their 737NG aircraft.

3.0 STATEMENT OF WORK

***

B. LARGE AREA DISPLAY SYSTEM - SMITHS INDUSTRIES - INSTALLATION OF BFE SMART DISPLAY UNITS (DUAL CHANNEL) ON NON-EFIS AIRPLANES AND INTEGRATED STANDBY INSTRUMENT SYSTEM (ISIS)

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Equipment Notes:

***

P.A.  No.  1810                                                                                                                                                                                                           SA-54
K/SWA

Southwest Airlines Co.
Attachment C to 6-1162-JMG-669R8
3461MK3017

Assumption Notes:

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C. AVIONICS UPGRADE to COMPLY WITH RNP/SAAAR REQUIREMENTS (REF.AC90-101)

The following equipment upgrades in addition to the Large Area Display System are required to implement RNP SAAAR requirements.

Flight Control Computer (FCC):

An update to the existing -4 FCC is required to introduce RNP/SAAAR capability as well as other FCC functions deemed necessary to ensure RNP/SAAAR implementation is operationally common with the 737NG.  FCC updates are required to ensure appropriate communication exists between the FCC, FMC, and Large Display System for RNP/SAAAR capture and deviation commands.

***

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
D. PROGRAM INTEGRATED AIRPLANE TEST, VALIDATION, & CERTIFICATION

This project captures all of the integrated flight test and certification activity associated with the following system incorporation into SWA 737-300/500 fleet.

Phase II Certification Activity

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REMOTE CERTIFICATION NOTES:

***

Material/Equipment List:

Similar To                      Part Number                                                         CAT              Part Qty                      Part Description                                                      Supplier Name

10-62038-new	BFE	2	Flight Control Computer
TBD	BFE	2	Smart Display Unit
TBD	BFE	2	EFIS Control Panel
TBD	BFE	1	ISDS (Integrated Standby Display System)
TBD	BFE	1	Dedicated Battery Charger
TBD	BFE	1	OPS, Smart Display
980-4700-042	BFE		Digital Flight Data Recorder
967-0212-001	BFE		Digital Flight Data Acquisition Unit
TBD	BFE	2	Display Control Panel

P.A.  No.  1810                                                                                                                                                                                                           SA-54
K/SWA

Southwest Airlines Co.
Attachment C to 6-1162-JMG-669R8
3162MK3580

Southwest Airlines Co.	Project ID:	47917
	Change No:	3162MK3580
	Dated:	5/25/2007
Model:
737-700

Project Title:
COMMON DISPLAY SYSTEM - NAVIGATION PERFORMANCE SCALES - ENABLE

Description of Change:
Provide an FAA approved service bulletin and required Common Display System (CDS) and Flight Management Computer System (FMCS) Operational Program Configuration (OPC) software diskettes to enable the Navigation Performance Scales (NPS) feature.

Feature Notes:

***

Material/Equipment List:
Similar To	Part Number	CAT	Part Qty	Part Description	Supplier Name
☑	998-2512-504	BFE	1	DFDAU Mandatory Software (disk 963-2000-025)	Honeywell
☑	998-2513-504	BFE	1	DFDAU 429 Broadcast Software (disk 963-2100-025)	Honeywell
☑	L034870003	BFE	1	DFDAU Software (disk 360-03834-003)	SAGEM
☑	3102-TDY-M14-01	BFE	1	DFDAU Software (disk 2237274-06) (requires -8XX LRU part number)	Teledyne

Note: ***

P.A.  No.  1810                                                                                                                                                                                                           SA-54
K/SWA

Southwest Airlines Co.
Attachment C to 6-1162-JMG-669R8
3461MK3AIY

Southwest Airlines Co.	Project ID:	47918
	Change No:	3461MK3AIY
	Dated:	5/25/2007

Model:
737-700

Project Title:
FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - FEATURE REVISIONS

Description of Change:
Provide an FAA approved service bulletin and Flight Management Computer System (FMCS) Operational Program Configuration (OPC) software, and/or wiring instructions, as required, to enable the following features in the FMC:

***

Material/Equipment List:
Similar To	Part Number	CAT	Part Qty	Part Description	Supplier Name
☑	4082260-939 (Boeing Spec #: 10-62038-239)	BFE	1	Mode Control Panel	Honeywell

Note: ***

P.A.  No.  1810                                                                                                                                                                                                           SA-54
K/SWA